SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2005

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
1.01	Terms Agreement, dated October 25, 2005, among Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding Inc.’s Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing H Shares of PetroChina Company Limited Due October 30, 2008.

4.01	Form of Note for Citigroup Funding Inc.’s Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing H Shares of PetroChina Company Limited Due October 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2005	CITIGROUP INC.

	By:	/s/ ERIC L. WENTZEL
	Name:	Eric L. Wentzel
	Title:	Assistant Treasurer